UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 27, 2020

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and 6 through 9 are not applicable and therefore omitted.

ITEM 5.08    SHAREHOLDER DIRECTOR NOMINATIONS.

On September 30, 2020, the Company held its annual meeting of shareholders for 2020 (the “2020 Annual Meeting”). The Company’s definitive proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on August 14, 2020 sets forth the deadlines for shareholder proposals and director nominations for consideration at the Company’s next annual meeting of shareholders in 2021 (the “2021 Annual Meeting”). As stated in the definitive proxy statement, the Company intends to hold the 2021 Annual Meeting in alignment with its historic timing, which has been the first or second Thursday of May each year. The 2021 Annual Meeting will be held May 6, 2021 with a mailing date on or about April 6, 2021.

As disclosed in the definitive proxy statement, if a shareholder of the Company intends to nominate a person for election to the Company’s Board of Directors or to propose other business for consideration by shareholders at the 2021 Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for submitting the notice of such nomination or shareholder proposal, including any notice on Schedule 14N, is the close of business on December 9, 2020. Any notice should be delivered to Qumu Corporation, 510 1st Avenue North, Suite 305, Minneapolis Minnesota 55403, Attention: Corporate Secretary. Any shareholder proposal or director nomination received after December 9, 2020 will be considered untimely and will not be included in the Company’s proxy materials for the 2021 Annual Meeting nor will it be considered at the 2021 Annual Meeting. Any shareholder proposal or director nomination must also comply with the requirements of Minnesota law, the rules and regulations promulgated by the Securities and Exchange Commission, and the Company’s bylaws, as applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: November 27, 2020